UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 5, 2003

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

100 FILLMORE STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Document

99.1	Press release in which Janus announced measures to address issues raised by New York Attorney General Eliot Spitzer.

Item 9. Regulation FD Disclosure

On September 5, 2003, Janus Capital Group Inc. (“Janus”) issued a press release announcing the measures that Janus will take to address issues raised by New York Attorney General Eliot Spitzer. A copy of that press release is being furnished as Exhibit 99.1 to this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: September 8, 2003	By:	/s/ Loren M. Starr

Loren M. Starr Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release in which Janus announced measures to address issues raised by New York Attorney General Eliot Spitzer.

3